LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 100.0%

M&T Bank Corp.†

636

$

44,863

Wells Fargo & Co.†

1,835

43,581

FINANCIALS 28.2%

General Growth Properties,

E*Trade Financial Corp.*†

47,943

$

150,541

Inc.†

1,230

43,087

Freddie Mac†

6,883

112,881

Merrill Lynch & Co., Inc.†

1,279

40,557

Allstate Corp.†

2,344

106,863

Chubb Corp.†

820

40,188

Apartment Investment &

PNC Financial Services

Management Co. — Class

Group, Inc.†

652

37,229

A†

2,898

98,706

Fifth Third Bancorp†

3,600

36,648

Washington Mutual, Inc.†

18,162

89,539

MBIA, Inc.†

8,040

35,296

Equity Residential†

2,318

88,710

Lehman Brothers Holdings,

Marsh & McLennan Cos.,

Inc.†

707

________

14,006

Inc.†

3,110

82,570

Total Financials

________

2,933,942

Sovereign Bancorp, Inc.†

11,110

81,770

CONSUMER DISCRETIONARY 23.1%

Travelers Cos, Inc.

1,824

79,162

KB HOME†

14,460

244,808

American Capital Strategies

D.R. Horton, Inc.†

22,420

243,257

Ltd.†

3,248

77,205

Lennar Corp. — Class A†

16,800

207,312

Citigroup, Inc.†

4,485

75,169

Jones Apparel Group, Inc.†

13,142

180,702

Comerica, Inc.†

2,910

74,583

Dillard's, Inc. — Class A†

14,576

168,644

BB&T Corp.†

3,204

72,955

AutoNation, Inc.*†

12,480

125,050

HCP, Inc.†

2,188

69,600

New York Times Co. —

JPMorgan Chase & Co.

1,978

67,865

Class A†

7,836

120,596

First Horizon National

Leggett & Platt, Inc.†

6,236

104,578

Corp.†

9,093

67,561

Centex Corp.†

7,060

94,392

Regions Financial Corp.†

6,144

67,031

Whirlpool Corp.

1,495

92,286

Bank of America Corp.†

2,799

66,812

Gannett Co., Inc.

4,160

90,147

Morgan Stanley†

1,850

66,729

CBS Corp.†

4,458

86,886

KeyCorp†

5,994

65,814

Big Lots, Inc.*†

2,750

85,910

CIT Group, Inc.†

9,580

65,240

Ford Motor Co.*†

16,896

81,270

Developers Diversified

Macy's, Inc.†

4,139

80,379

Realty Corp.†

1,761

61,124

Office Depot, Inc.*†

6,230

68,156

Genworth Financial, Inc. —

Limited Brands, Inc.†

3,650

61,503

Class A

3,383

60,251

Time Warner, Inc.

3,646

53,961

Marshall & Ilsley Corp.†

3,875

59,404

J.C. Penney Co., Inc.†

1,410

51,169

Cincinnati Financial Corp.†

2,312

58,725

Eastman Kodak Co.†

3,518

50,765

Wachovia Corp.†

3,666

56,933

Liz Claiborne, Inc.†

2,990

42,309

Zions Bancorporation†

1,780

56,052

Mattel, Inc.†

2,295

39,290

National City Corp.†

11,552

55,103

Carnival Corp.†

1,008

________

33,224

Huntington Bancshares,

Total Consumer Discretionary

________

2,406,594

Inc.†

9,523

54,948

U.S. Bancorp†

1,959

54,637

UTILITIES 18.2%

Lincoln National Corp.

1,160

52,571

Integrys Energy Group,

XL Capital Ltd.†

2,490

51,194

Inc.†

4,015

204,082

ACE Ltd.

929

51,179

NiSource, Inc.

10,558

189,199

Host Hotels & Resorts,

DTE Energy Co.†

3,590

152,360

Inc.†

3,740

51,051

TECO Energy, Inc.†

6,946

149,270

SunTrust Banks, Inc.

1,396

50,563

Duke Energy Corp.

6,928

120,409

Capital One Financial

Nicor, Inc.†

2,781

118,443

Corp.†

1,310

49,793

Progress Energy, Inc.†

2,771

115,911

Hartford Financial Services

Pepco Holdings, Inc.

4,210

107,986

Group, Inc.

738

47,653

Pinnacle West Capital

Corp.†

3,397

104,526

Consolidated Edison, Inc.†

2,650

103,588

1

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Xcel Energy, Inc.†

4,495

$

90,215

Verizon Communications,

Ameren Corp.†

1,857

78,421

Inc.†

1,951

$

69,065

CenterPoint Energy, Inc.

4,687

75,226

Windstream Corp.†

5,056

62,391

Southern Co.†

1,743

60,866

AT&T, Inc.

1,338

________

45,077

PG&E Corp.

1,449

57,511

Total Telecommunication Services

________

419,816

CMS Energy Corp.†

3,850

57,365

INFORMATION TECHNOLOGY 3.6%

American Electric Power

Jabil Circuit, Inc.

9,640

158,193

Co., Inc.†

1,411

56,764

Electronic Data Systems

Dominion Resources, Inc.†

1,084

________

51,479

Corp.

5,580

137,491

Total Utilities

________

1,893,621

Micron Technology, Inc.*†

12,775

________

76,650

INDUSTRIALS 5.6%

Total Information Technology

________

372,334

Ryder System, Inc.†

3,064

211,048

ENERGY 2.8%

Tyco International Ltd.†

2,140

85,686

Spectra Energy Corp.†

10,160

________

291,998

Masco Corp.†

5,208

81,922

Total Energy

________

291,998

Allied Waste Industries,

Inc.*

6,165

77,802

Total Common Stocks

RR Donnelley & Sons Co.†

1,721

51,097

(Cost $10,226,184)

________

10,415,259

Avery Dennison Corp.†

840

36,901

SECURITIES LENDING COLLATERAL 46.9%

Northrop Grumman Corp.

528

________

35,323

Mount Vernon Securities

Total Industrials

________

579,779

Lending Trust Prime Portfolio

4,878,095

________

4,878,095

CONSUMER STAPLES 5.1%

Total Securities Lending Collateral

Tyson Foods, Inc. — Class

(Cost $4,878,095)

________

4,878,095

A

12,553

187,542

Face

Supervalu, Inc..†

4,375

135,144

Amount

Kroger Co.

2,490

71,886

REPURCHASE AGREEMENTS 0.6%

Dean Foods Co.*†

2,900

56,898

Collateralized by obligations of

Safeway, Inc.†

1,447

41,312

the U.S. Treasury or U.S.

Reynolds American, Inc.

875

________

40,836

Government Agencies

Total Consumer Staples

________

533,618

MATERIALS 4.9%

Mizuho Financial Group, Inc.

Ashland, Inc.†

3,033

146,191

issued 06/30/08 at 1.75% due

Weyerhaeuser Co.†

1,725

88,216

07/01/08

$

49,133

49,133

International Paper Co.†

3,780

88,074

Morgan Stanley issued 06/30/08

Dow Chemical Co.†

2,233

77,954

at 1.70% due 07/01/08

5,669

5,669

Bemis Co.†

2,954

66,229

Lehman Brothers Holdings, Inc.

MeadWestvaco Corp.

1,826

________

43,532

issued 06/30/08 at 0.25% due

Total Materials

________

510,196

07/01/08

3,780

________

3,780

HEALTH CARE 4.5%

Total Repurchase Agreements

AmerisourceBergen Corp.

3,876

155,001

(Cost $58,582)

________

58,582

McKesson Corp.

1,302

72,795

Total Investments 147.5%

Tenet Healthcare Corp.*†

13,011

72,341

(Cost $15,162,861)

$

_________

15,351,936

Covidien Ltd.

1,300

62,257

Liabilities in Excess of Other

Cardinal Health, Inc.†

1,203

62,051

Assets – (47.5)%

$

(4,942,156)

_________

Pfizer, Inc.†

2,800

________

48,916

Net Assets – 100.0%

$

10,409,780

Total Health Care

________

473,361

*

Non-Income Producing Security.

TELECOMMUNICATION SERVICES 4.0%

†

All or a portion of this security is on loan at June 30, 2008.

Embarq Corp.

1,832

86,599

Sprint Nextel Corp.†

8,339

79,220

Citizens Communications

Co.†

6,831

77,464

2